Property and Equipment (Tables)	1 Months Ended
Jan. 31, 2015
Property and Equipment.
Property and Equipment

        Property and equipment, net at January 31, 2015, December 31, 2014 and 2013 consisted of the following (in thousands):

		December 31
	January 31, 2015
		2014	2013
Furniture and fixtures	$18	$18	$11
Lab equipment	26	26	12
Computers and equipment	78	78	15
Software	144	144	—

	266	266	38
Less: accumulated depreciation	(32)	(31)	(6)

	$234	$235	$32